EXHIBIT 10.13

DaVinci™

Biomedical research Prod.

PROTOCOL

The Effect of Acidic Fibroblast Growth Factor on the Outcome of

Hindlimb Ischemia in the Rat

DaVinci Study Number:	DB-106

Sponsor:	Cardio Vascular Genetic Engineering
14272 Franklin Ave., Suite 110 Tustin, CA 92780

Telephone Number:	714-368-1520
Fax Number:	714-368-1517

Sponsor Contact:	Jack Jacobs

e-mail Address:	jjacobs@phagcbiotech.com

Project Site:	DaVinci Biomedical Research Products
40 Maple Ave South Lancaster, MA 01561

Telephone Number:	(978) 368-3477
Fax Number:	(978) 368-3579

Facility Contact Person:	Przemyslaw A, Marck

Protocol Issue Date:	March 11, 2004

DaVinci Biomedical Research Prod™ 40 Maple Ave So Lancaster MA 01561 Tel 978-368-3477 Fax 978-368-357

DaVinci Biomedical Research Prod™ The Effect of Acidic Fibroblast Growth Factor on the Outcome of Hindlimb Ischemia in the Rat Study Number: DB-109	03/11/04 Page 2 of 7

1.	OBJECTIVE/LAY SUMMARY: The objective of this study is to evaluate the effect of acidic Fibroblast Growth Factor (FGF) on the outcome of hindlimb ischemia in the rat after 30 days after femoral artery ligation. Hindlimb ischemia will be induced by a ligation and excision of the femoral artery. The limb musculature around the ligation site will be infused with the solution of (FGF) immediately, 2 and 4 days after ischemia induction. Thirty days after the surgery animals will be sacrificed and limb musculature will be evaluated histologically. Before sacrifice a contrast agent will be delivered to hind limbs (via abdominal artery) and the level of perfusion will be assessed using fluoroscopy

2.	REGULATORY REFERENCE: This study will not be performed under Good Laboratory Practice Regulations.

3.	STUDY DESIGN:

A.	Study Design Table:

The following diagram presents the study group arrangement:

Group Number	Treatment	Dose Level	number of animals
1	Sham surgery - FGF	DBD	12
2	Surgery - Vehicle	0	12
3	Surgery - FGF 154	DBD	12
4	Surgery - FGF 154	DBD	12

B.	Rationale for using animals:

a.	Animal Species: (Please explain why this particular species were chosen. and why an animal model is necessary)

The rat model of hindlimb ischemia is well recognized and widely used.

b.	Number of Animals: Forty eight rats will be used. The number of animal selected for this study (12 per group) is necessary to meet the requirements of proper statistical analysis of results.

c.	Level of Discomfort and/or Pain: Please check one of the following:

☐	B. Breeding or Holding Colony Protocols

DaVinci Biomedical Research Prod™ The Effect of Acidic Fibroblast Growth Factor on the Outcome of Hindlimb Ischemia in the Rat Study Number: DB-109	03/11/04 Page 3 of 7

☐	C. Momentary pain and/or distress and no use of pain-relieving drugs, or no pain or distress

☒	D. Pain or distress appropriately relieved with anesthetics and/or tranqulizer drugs

☐	E. Pain or distress or potential pain or distress that is not relieved with an anesthetics and/or tranqulizer drugs

d.	If C, D&E of section c are chosen have you looked at alternatives and if no alternatives give explanation? (Narrative Description Needed) The Animal Welfare Act and USDA regulations require that you indicate the information sources you consulted to develop the rationale and methods for this study, to ensure that these studies do not duplicate previous studies, and to ensure that there were no alternatives that would reduce the use of animals or lessen the amount of pain or distress they might suffer. The USDA requires that you indicate which information sources were searched, when the search was last done, the years covered by the search and what keywords were used for database searches. Sources might include: the Animal Welfare Information Center, the Current Research Information Service, Medline, Index Medicus, Current Contents, Biosys, specific journals, etc.

The following literature searches were performed:

Date of Most Recent Search	Years covered 1995-present	Sources Searched PubMed	Keywords Used
02/11/04
acidic FGF rat hindlimb ischemia angiogenesis FGF I

No alternatives were found.

4.	TEST SYSTEM

A.	Animals:

Common Name: Albino rat

Species: Rattus norvegicus

Number of Males: 48

Number of Females: 0

Age of Onset: on file

Weight at Onset: 280-350 g

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B.	Source: Animals will be obtained from test facilities certified vendors

C.	Quarantine: All animal will be quarantined upon arrival at the test facility for a period of approximately 7 days.

D.	Randomization: N/A

E.	Identification: Animals will be uniquely identified by tail marks. Individual cage cards will be affixed to each cage and will display the animal number, group number and study number.

F.	Disposition of Animals: At the end of the study animals will be euthanized with 150 mg/kg pentobarbital sodium (IV).

5.	ANIMAL CARE PROCEDURE: The procedures described and performed below will be conducted in accordance with the Guide for the Care and Use of Laboratory Animals, USDA APHIS, Animal Welfare Act and/or in accordance with the Standard Operating Procedures of DaVinci Biomedical Research Prod.

A.	Animal Husbandry and Maintenance: Animals will be individually housed unless group housing is necessary. During the holding and testing period husbandry maintenance and environmental conditions will be maintained as in the quarantine period, unless changes are needed which will be noted in the protocol.

B.	Environmental Conditions: The conditions in the room will be maintained as follows; room temperature will be maintained 64-84 °F and the humidity will range 30-70%, and the room will have a 12 hour light/12 hour dark cycle.

C.	Water: Tap water will be provided to the animals ad libitum. Water analysis is performed biannually and will he made available for the study file. Water will be analyzed by an independent contract facility. The results will include the following: heavy metals, chlorinated hydrocarbons, organophosphates, nitrates, nitrites, total trihalomethanes, dissolved minerals, and a standard plate count. No substances have been found to date which would be expected to affect the study outcome.

D.	LabChows, Purina Mills, Inc. Rodent Chow Brand will be fed to the animal daily. The lot and expiration will be documented and recorded on file. Chow may differ if specified by sponsor.

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6.	TECHNICAL PROCEDURES: The procedures described will be performed in accordance with the Standard Operating Procedures of DaVinci Biomedical Research Prod. Data collected will be documented manually.

A.	Body Weights: Individual body weights will be recorded prior to surgery on the surgery form.

B.	Fasting of Animals: All animals will be fasted at least 12-24 hours prior to surgery.

C.	Preoperative Procedure:

Anesthesia: Anesthetized will be induced in the chamber filled with isoflurane at 2.5%-4%. After induction anesthesia will be maintained with isoflurane delivered through the nose cone at 0.5-2.5%.

Surgical Preparation: The animal hindlimb will be clipped. The operative area will be cleaned with a three alternating scrubs of povidone-iodine scrub and 70% alcohol, once the alternating scrubs are done a final application of povidone-iodine solution will be applied and allowed to dry (the area will be draped for aseptic surgery).

D.	Surgical Procedure: A vertical longitudinal incision will be performed on one limb. The femoral artery and its branches will be isolated, ligated and excised . The incision will be closed and animals recovered from anesthesia. Immediately after surgery the area adjacent to the proximal ligation of femoral artery will be injected with a solution of FGF. FGF will be administered again to the same site on day 2 and 4 after surgery.

E.	Postoperative Procedures:

1)	Recovery: The animal will be allowed to recover from anesthesia and transferred to the home cage.

2)	Post-operative Analgesia: Animals will receive Buprcnorphine (0.02 mg/kg, s.c.). if needed.

3)	Post-operative Observations: The animal will be observed after surgery. Skin, hair, respiration, lethargy, fecal output, food consumption, dehiscence of surgical sites, edema, infection, and vocalization will be observed. All observations will be documented in the study file. If abnormal observations are evident the study director or the attending veterinarian will be notified immediately.

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7.	VETERINARY SUPPORT: The items described below will be performed in accordance to the facilities Standard Operating procedures.

A.	Preventative Therapy: With accordance to accepted veterinary practice the animals may be administered treatment of minor infections, fluid therapy, pain relief, antibiotic therapy, and any other therapy which may become evident in the course of the animals stay at the facility. All therapy administered to the animals will be documented, and will be made in conjunction with the attending veterinarian and the study director. The animals will be identified and dose, frequency, and administration will be documented in the study file.

B.	Euthanasia: Animals are to be euthanized at the conclusion, of the project with 150 mg/kg sodium pentobarbital (IV, cephalic vein) in accordance with the American Veterinary Medical Association (AVMA) Panel of Euthanasia, and Journal of the American Veterinary Medical Association, 218(5): 668-696, 2001.

8.	PROTOCOL CHANGES: If necessary to change an approved study protocol, changes must be made in writing between the study director and the sponsor. The changes and the justification for the changes must be included in the section which will be replaced, and the new application must be approved by the study director and the sponsor, of which both parties must sign and date. The amendment will be attached to the protocol.

9.	STUDY DEVIATIONS: In the case which a deviation from the protocol or Standard Operating Procedure occurs, the reason for the deviation, the action taken, and the impact on the study (if any) will be reported by the study director to the sponsor as soon as possible.

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PROTOCOL APPROVAL

The Effect of Acidic Fibroblast Growth Factor on the Outcome of

Hindlimb Ischemia in the Rat

DaVinci Protocol Number; DB-109

Sponsor:	Cardio Vascular Genetic Engineering, 14272 Franklin Avc., Suite 110 Tustin, CA 92780

/s/ Jack Jacobs	3/28/04
Signature	Date
Jack Jacobs
Sponsor Representative

Facility Performing Project:	DaVinci Biomedical Research ProdTM 40 Maple Ave So. Lancaster, MA 01561

/s/ Przemyslaw A. Marek	3-12-2004
Signature	Date
Przemyslaw A. Marek
Study Director

CHAIRMAN:_______________________________________________________________	TODAY’S DATE:

VETERINARIAN:___________________________________________________________	TODAY’S DATE:

THIRD COMMITTEE
MEMBER:_________________________________________________________________	TODAY’S DATE:

FOURTH COMMITTEE MEMBER:_________________________________________________________________	TODAY’S DATE:

PROJECT:

GROWTH FACTOR

IN HIND LIMB OF RATS

(NO. PH1007-Rev-0)

STUDY SPONSOR

PHAGE BIOTECHNOLOGY

DR. JACK JACOBS

14270 FRANKLIN AVE. SUITE 110

TUSTIN, CA 92780

SPONSOR CONTACT

DR. JACK JACOBS

PHONE: (714)-368-1520 x15

FAX: (714)-368-1517

PREPARED BY

DAVINCI BIOMEDICAL RESEARCH PRODUCTS, INC.

PO BOX 1125

40 & 20 MAPLE AVENUE

SOUTH LANCASTER, MA 01561

WEB-SITE: www.davincibiomed.com

DAVINCI CONTACT

MR. JOSEPH VILLANI

PHONE: (978) 368-3477

FAX: (978) 368-3579

EMAIL: jvillani@davincibiomed.com

TODAY’S DATE: 10-21-03

DAY ASKED FOR QUOTE: 10-21-03

QUOTE 3 PAGES

QUOTE GOOD FOR 45 DAYS.

PROJECT

GROWTH FACTOR

IN HIND LIMB OF RATS

PROJECT COSTS

USDA Guidelines and the Animal Welfare Act (Subchapter A, Section 2.31) will be followed.

TIME:	To be determined by Joseph Villani of DaVinci & Dr. Jack Jacobs,

COST:

Per USDA Guidelines: Protocol: evaluation, helping client, IACUC evaluation, etc.

48 CD Rats, 8 wks (24 male, 24 female)

Filtered boxes and shipping of rats to DaVinci

Vet visit

Tech to help vet

Per Diem for

48 rats x 14 days acclimation 30 days 2,112

Surgery,  1/2 hour per rat x 48 rats, 24 hours total

24 hrs of Surgery

Surgical Specialist 1, 24 hrs

Surgical Specialist 2, 24 hrs

Surgical Disposable (Drugs, drapes, etc.), sterile

Clean up, 2 hrs/day x 3 days

Injection at 0, 2 and 4th day, 48 rats 2 techs, 5-10 minute per injection, 48 rats, 8 hrs, 3 time points 48 disposables, 3 times

Fluoro Revascularization test 45 minutes per rat x 48 rats 36 total hours

Observation Observation, 1 hr/day for 30 days

Neeropsy/Tissue Collection, 48 rats @  1/2hr per rat

21 hrs. of Neeropsy

Surgical Specialist 1, 24 hrs

Surgical Specialist 2, 24 hrs

Neeropsy disposables, non sterile

Clean up, 2 hrs/day x 3 days

Carcass Disposal 2 boxes

Histology

Eye(Retina), 5 H&E Slides x 48 rats

Kidney, 5 H&E Slides x 48 rats

Hind limb area injected, 5 H&E Slides x 48 rats

Opposite hind limb area not injected, 5 H&E Slides x 48 rats

Small Histology Report

Total: $87,023

TERMS & CONDITIONS

Comments:	A change in procedure, quantities, protocol, and time needed, etc. may also change costs. We normally do not change cost for minor changes. They would have to be significant!

Terms:	Payment of 50% prior to procedures and 50% upon completion. Past due balances arc subject to a service charge of 1.5% per month.

Cancellation Policy:	In the event that the sponsor can not perform the project on the day scheduled and needs to cancel the date, a cancellation fee of $2,000 per scheduled day will be charged to the sponsor unless cancellation of day is conveyed three weeks in advance. In the event that the project is canceled, all Animals, material purchased for project, labor, etc, will be deducted from the first 50% down payment.

DaVinci Biomedical Research Products, Inc.

Mr. Joseph Villani:	/s/ Joseph Villani	10-22-2004
President	Signature	Date

Dr. Jack Jacobs:	/s/ Jack Jacobs	10/29/03
Project MGR	Signature	Date